UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 18, 2008

DIGITAL VIDEO SYSTEMS, INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-28472	77-0333728
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

357 Castro Street, Suite 5
Mountain View, California 94041
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (650) 938-8815

N/A
(Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[    ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[    ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[    ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[    ]    Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.02	Non-Reliance on Previously Issued Financial Statements or Related Audit Report or Completed Interim Review.

The Company has issued a press release concerning its financial statements for the 2004 fiscal year. The press release is attached as an exhibit to this report.

Section 8 - Other Events

Item 8.01	Other Events

The Company has issued the press release attached as an exhibit to this report.

Section 9 - Financial Statements and Exhibits

Item 9.01	Exhibits

Ex. 99	Press Release dated January 18, 2008.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITAL VIDEO SYSTEMS, INC.

Date: January 18, 2008	By:	/s/ Mali Kuo
Mali Kuo
Chief Executive Officer